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                                  Exhibit 10.2

              EXECUTIVE OFFICERS WITH CHANGE IN CONTROL AGREEMENTS

                                 Todd W. Herrick

                               James S. Nicholson

                                 Ronald E. Pratt

                                Michael R. Forman

                                 Kent B. Herrick